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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): August 31, 2000

                          Hanover Compressor Company
            (Exact name of registrant as specified in its charter)


        Delaware                    1-3071                   76-0625124
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                       Identification Number)



          12001 N. Houston Rosslyn
               Houston, Texas                                  77086
  (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (281) 447-8787
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 5, 2000, Hanover Compressor Company ("Hanover") issued a press release announcing that it had completed the previously announced US $190 million acquisition of the compression services division of Dresser-Rand Company in a transaction accounted for as a purchase effective August 31, 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

          At this time, it is impracticable to provide the audited historical financial statements of the business acquired. The required information will be filed no later than 60 days after the filing of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information

          At this time, it is impracticable to provide the required pro forma financial information of Hanover Compressor Company for the business acquired. The required information will be filed no later than 60 days after the filing of this Current Report on Form 8-K.

     (c)  Exhibits

          99.1
               Press Release of Hanover Compressor Company, dated September 5, 2000, announcing the acquisition of the compressor services division of Dresser-Rand Company.

          99.2
               Purchase Agreement dated as of July 11, 2000, as amended August 31, 2000 among Hanover Compressor Company, Hanover Compression Inc., Dresser-Rand Company and Ingersoll-Rand Company



   The exhibits and schedules to Exhibit 99.2 have been omitted from Exhibit
99.2. The registrant will furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
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                                   SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2000

                                        Hanover Compressor Company

                                        By: /s/ Michael J. McGhan
                                        --------------------------
                                        Michael J. McGhan
                                        President and Chief Executive Officer
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                                 EXHIBIT INDEX



   Exhibit
   Number      Description
   -------     -----------

     99.1 Press Release of Hanover Compressor Company dated September 5, 2000, announcing the acquisition of the Compressor Services division of Dresser-Rand Company.

     99.2 Purchase Agreement dated July 11, 2000 and amended August 31, 2000 among Hanover Compressor Company, Hanover Compression Inc., Dresser-Rand Company and Ingersoll-Rand Company.